Clearwater Paper Corporation SECOND QUARTER 2020 EARNINGS RELEASE MATERIALS AUGUST 4, 2020 ARSEN S. KITCH PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR MICHAEL J. MURPHY SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Forward-Looking Statements Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our response to COVID-19 and the impact of COVID-19 on consumer behavior, our business and operations; industry trends in response to COVID-19; improvements to our cost structure; Q3 2020 outlook for Adjusted EBITDA; our assumptions for full year 2020 expenses including interest, capital, depreciation and amortization and income tax; the operational and financial benefits from the Shelby expansion; our capital structure and liquidity; our near-term capital allocation objectives; our scheduled debt maturity; and near-term strategic positioning and market assessment. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, including but not limited to the following: impact of COVID-19 on our operations and our supplier’s operations and on customer demand; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in transportation costs and disruptions in transportation services; changes in customer product preferences and competitors' product offerings; larger competitors having operational and other advantages; customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations; consolidation and vertical integration of converting operations in the paperboard industry; our ability to successfully implement our operational efficiencies and cost savings strategies, along with related capital projects, and achieve the expected operational or financial results of those projects, including from the continuous digester at our Lewiston, Idaho facility; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures; reliance on a limited number of third-party suppliers for raw materials; our ability to attract, motivate, train and retain qualified and key personnel; our substantial indebtedness and ability to service our debt obligations; restrictions on our business from debt covenants and terms; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation include certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, Adjusted Income, Net debt and Free Cash Flow. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, Adjusted Income, Net debt and Free Cash flow) to the most relevant GAAP measure is available in the appendix of this presentation with the exception of forward looking non-GAAP measures contained in our Outlook, which the company cannot reconcile to forward-looking GAAP results without unreasonable effort. Page 2 © Clearwater Paper Corporation 2020

Q2 2020 Business Highlights Overall . Record Net Income of $23 million and record Adjusted EBITDA of $79 million . Generated $100 million in free cash flow Consumer Products . Increased production to meet elevated demand in Q2 with significant cost leverage . Supply chain was resilient with elevated sales and limited inventories . Shelby II paper machine full run rate achieved Paperboard . Stable quarter . Managed uneven end market segments Capital Structure . Reduced net debt over $100 million and increased liquidity to $264 million Page 3 © Clearwater Paper Corporation 2020

Q2 2020 Operational Update Committed to protecting our two most important assets: our employees and our customer relationships Taking care of our employees: . Temperature checks and sanitation practices . Social distancing and face covering requirements . Remote work access and travel restrictions . Enhanced benefits Focusing on business continuity and customer service: . Avoided material disruption in Q2 2020 production and supply chain . Creative solutions to optimize shipments were highly successful . Clearwater Paper’s reputation for reliability grew in Q2 2020 Page 4 © Clearwater Paper Corporation 2020

Business Update – Consumer Products Elevated demand for tissue continued into Q2 2020 but at more sustainable pace in June and July Industry . Pre-COVID: ~10 million ton North America demand with ~2/3 at home and ~1/3 away from home . COVID pandemic is leading to shift to at-home demand . Rationalized products to increase throughput to meet elevated demand Clearwater Paper . Q2 20 shipments were 16.0 million cases compared to 12.5 million in Q2 19 and 15.2 million in Q1 20, driven by COVID related demand and new customer programs . Increased production levels led to higher fixed cost absorption . Shelby II paper machine reached run rate . Joanne Shufelt promoted to SVP and general manager of tissue business Page 5 © Clearwater Paper Corporation 2020

Business Update - Paperboard

Diversified range of end-market products and flexibility in our supply chain provided overall stable financial results

Industry

- We estimate ~2/3 of industry demand is driven by recession resilient end-market segments, such as food packaging and other consumer goods
- ~1/3 of demand is exposed to discretionary end-market segments, including food service, commercial print, luxury packaging etc.

Clearwater Paper

- Sales volumes were 2% lower volumes vs. Q1 20 and 8% lower than Q2 19
- Sales volume declined Q2 20 vs. Q2 19 driven by one-time items in Q2 19 and utility outages affecting production at Cypress Bend facility in Q2 20
- Order backlogs, which were above our seasonal averages at the beginning of the quarter, are now in line with previous years
- Launched ReMagine™ brand for SBS folding carton paperboard with up to 30% recycled content

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Financial Performance ($ in millions, except per share amounts) Quarter Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net Sales$ 480.5 $ 452.0 $ 958.4 $ 880.8 Cost of Sales 396.7 409.8 819.7 794.1 Selling, general and adminstrative 32.6 26.5 60.1 56.9 Other operating charges, net 3.0 0.4 11.5 0.1 Income from operations 48.1 15.3 67.0 29.7 Non-operating expense (14.9) (12.4) (29.6) (22.2) Income tax provision 10.4 3.3 4.2 4.0 Net income (loss)$ 22.8 $ (0.4) $ 33.1 $ 3.4 Diluted income per share$ 1.36 $ (0.03) $ 1.99 $ 0.21 Non-GAAP earnings per share$ 1.67 $ 0.15 $ 2.24 $ 0.34 Page 7 © Clearwater Paper Corporation 2020

Revenue, Income and Adjusted EBITDA by Segment $ in millions Quarter Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net Sales Consumer Products$ 275.1 $ 224.3 $ 540.8 $ 447.7 Paperboard 205.4 227.7 417.6 433.1 $ 480.5 $ 452.0 $ 958.4 $ 880.8 Operating Income Consumer Products$ 36.6 $ (5.1) $ 50.9 $ (3.9) Paperboard 32.2 33.6 58.7 63.0 Corporate and other (17.6) (12.7) (31.1) (29.3) Other operating charges, net (3.0) (0.4) (11.5) (0.1) $ 48.1 $ 15.3 $ 67.0 $ 29.7 Adjusted EBITDA Consumer Products$ 53.7 $ 12.3 $ 85.3 $ 28.2 Paperboard 41.4 43.1 77.2 82.0 Corporate and other (16.2) (11.1) (28.1) (26.1) $ 79.0 $ 44.3 $ 134.3 $ 84.1 Page 8 © Clearwater Paper Corporation 2020

Consumer Products Results Q2 2020 vs. Q2 2019 Segment Adjusted EBITDA ($ in millions) Higher volume from pandemic and new customers Lower pricing partially offset by Improved cost favorable mix absorption from higher volumes and lower pulp and transportation costs Page 9 © Clearwater Paper Corporation 2020

Consumer Products Sequential Quarter Results Q2 2020 vs. Q1 2020 Segment Adjusted EBITDA ($ in millions) Improved cost Higher absorption from volume from higher volumes pandemic and driven transportation demand costs 1 Page 10 © Clearwater Paper Corporation 2020

Consumer Products Sales and Production % changes % changes Q2 2020 vs Q2 2020 vs In millions Q2 2019 Q1 2020 Q2 2020 Q2 2019 Q1 2020 Sales, Cases 12.5 15.2 16.0 28.2% 5.3% Production, Cases 12.8 13.9 15.9 24.4% 14.0% Adjusted EBITDA $ 12.3 $ 31.6 $ 53.7 337.8% 70.1% Total Tissue – All Outlets 2020 Year over Year Growth Rate 120% 100% 100.3% 80% 60% 40% 36.5% 18.8% 20% 3.7% 7.8% 10.9% 0% January February March April May June Data Source: IRI Consumer Panel Data; Total US – All Outlets; 2020 YTD Week Ending June 28th Page 11 © Clearwater Paper Corporation 2020

Paperboard Results Q2 2020 vs. Q2 2019 Segment Adjusted EBITDA ($ in millions) Lower pricing Lower input partially offset Lower costs (fiber by favorable shipments, and energy) mix due to one- time items in Q2 19 and utility outage in Q2 20 Page 12 © Clearwater Paper Corporation 2020

Paperboard Sequential Quarter Results Q2 2020 vs. Q1 2020 Segment Adjusted EBITDA ($ in millions) Lower input costs (fiber and energy) and higher production Page 13 © Clearwater Paper Corporation 2020

Outlook Q3 20: $64 to $74 million of Adjusted EBITDA . Tissue sales volume expected to be up year over year but at a lower growth rate than the second quarter of 2020 Other FY 20 assumptions . $48 - $50M interest expense . $45 - $50M capital expense . $109 - $112M depreciation and amortization expense . We expect our recorded tax refunds will fully offset any cash taxes owed for 2020 . On track to achieve operational and financial benefits from Shelby expansion Page 14 © Clearwater Paper Corporation 2020

Capital Structure and Allocation

Capital structure: supportive and stable

- Capital structure provides ample liquidity
- No material near-term debt maturities
- Corporate/Issuer ratings: Ba2/BB-

Liquidity Profile ($ in millions)[1]

ABL Availability	$220.6
Less Utilization	(4.4)
Plus Unrestricted Cash	48.2
Liquidity	**$264.4**

Capital allocation objectives

- Free cash flow to opportunistically reduce debt
  - Second quarter used $100 million to reduce net debt
- Target net debt to adjusted EBITDA ratio of 2.5x
- Large capital spend complete
  - Normalized $60 million / year
  - 2020 is $45-50 million

Scheduled Debt Maturity Profile ($ in millions)[2]



$0.0
$0.0
$0.0
$275.0
$0.0
$300.0
$239.3
2020
2021
2022
2023
2024
2025
2026

[1] Note: ABL availability based on borrowing base calculations and consolidated balance sheet as of June 30, 2020, and utilization includes ABL borrowing of $0 million and outstanding letters of credit of $4.4 million.
[2] Note: This chart excludes finance leases as of June 30, 2020 and assumes that the notes due in 2023 and 2025 are repaid or refinanced at least 91 days prior to their respective maturities. Current maturities and related interest rates are as follows: 2013 Notes, 4.5% due 2023; $275M; 2014 Notes, 5.4% due 2025, $300M; Term Loan, 4.3% due 2026

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Clearwater Paper Value Proposition Well positioned across two attractive businesses Consumer Products: . Leading private brand provider with national scale & superior supply chain performance . Shift to private-branded over branded product continues with long runway . Tissue is need-based and economically resilient Paperboard: . Diversified range of end-market, well-invested national footprint . Focused on non-integrated customers with strong service and quality commitment . Well positioned for trends towards sustainable packaging and food service products Near-term strategy is to prioritize free cash flow, reduce debt . Deliver benefits from Shelby expansion including incremental production, sales and supply chain . Operational improvements . Aggressively manage working capital . Prudent capital allocation Page 16 © Clearwater Paper Corporation 2020

Appendix © Clearwater Paper Corporation 2020

Key Segment Sales Information Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Consumer Products Shipments in short tons Retail 73,356 76,175 79,526 79,748 90,791 95,432 Non-Retail (away from home and parent rolls) 10,266 6,623 6,882 8,393 9,002 5,812 Sales Price per short ton Retail $ 2,789 $ 2,764 $ 2,707 $ 2,698 $ 2,732 $ 2,729 Non-Retail (away from home and parent rolls) $ 1,799 $ 1,851 $ 1,805 $ 1,590 $ 1,548 $ 1,746 Converted Products (cases in thousands) 12,320 12,488 13,162 13,290 15,204 16,016 Pulp and Paperboard Shipments (short tons) 202,834 225,188 214,537 202,102 211,296 207,420 Sales price ($/short ton) $ 1,001 $ 1,004 $ 1,004 $ 1,009 $ 999 $ 984 Page 18 © Clearwater Paper Corporation 2020

Reconciliation of Adjusted EBITDA

($ in millions)

	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	March 31, 2020	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
Net income (loss)	$ 22.8	$ (0.4)	$ 10.3	$ 34.5	$ 3.4
Income tax provision	10.4	3.3	(6.2)	4.7	4.0
Interest expense, net	12.0	10.9	12.8	24.9	19.4
Depreciation and amortization expense	27.8	28.5	28.0	55.8	54.3
Other operating charges, net	3.0	0.4	8.6	11.5	0.1
Other non-operating expense	2.0	1.5	1.9	3.8	2.8
Debt retirement costs	1.0	-	-	1.0	-
Adjusted EBITDA	$ 79.0	$ 44.3	$ 55.4	$ 136.2	$ 84.1
Consumer Products segment income	$ 36.6	$ (5.1)	$ 14.3	$ 52.1	$ (3.9)
Depreciation and amortization	17.1	17.4	17.3	34.4	32.1
Adjusted EBITDA Consumer Products segment	$ 53.7	$ 12.3	$ 31.6	$ 86.5	$ 28.2
Paperboard segment income	$ 32.2	$ 33.6	$ 26.5	$ 59.4	$ 63.0
Depreciation and amortization	9.2	9.5	9.3	18.5	19.0
Adjusted EBITDA Paperboard segment	$ 41.4	$ 43.1	$ 35.8	$ 77.8	$ 82.0
Corporate and other expense	$ (17.6)	$ (12.7)	$ (13.4)	$ (31.1)	$ (29.3)
Depreciation and amortization	1.5	1.6	1.4	3.0	3.2
Adjusted EBITDA Corporate and other	$ (16.2)	$ (11.1)	$ (12.0)	$ (28.1)	$ (26.1)
Consumer Products segment	$ 53.7	$ 12.3	$ 31.6	$ 86.5	$ 28.2
Paperboard segment	41.4	43.1	35.8	77.8	82.0
Corporate and other	(16.2)	(11.1)	(12.0)	(28.1)	(26.1)
Adjusted EBITDA	$ 79.0	$ 44.3	$ 55.4	$ 136.2	$ 84.1

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Reconciliation of Adjusted Income ($ in millions, except per share amounts) Three Months ended June Six Months Ended June 30, 2020 2019 2020 2019 Net income $ 22.8 $ (0.4) $ 33.1 $ 3.4 Add back: Income tax provision 10.4 3.3 4.2 4.0 Income before income taxes 33.2 2.9 37.3 7.4 Add back: Debt retirement costs 1.0 - 1.0 - Other operating charges, net 3.0 0.4 11.5 0.1 Adjusted net income before tax 37.2 3.3 49.8 7.5 Normalized income tax provision 9.3 0.8 12.5 1.9 Adjusted net income $ 27.9 $ 2.5 $ 37.4 $ 5.6 Weighted average diluted shares 16,686 16,539 16,644 16,552 Adjusted net income per diluted share $ 1.67 $ 0.15 $ 2.24 $ 0.34 Page 20 © Clearwater Paper Corporation 2020

Additional Reconciliations ($ in millions) Reconciliation of Net Debt December 31, 2019 March 30, 2020 June 30, 2020 Cash$ 20.0 $ 60.8 $ 48.2 Current debt 17.9 58.1 1.6 Long-term debt 884.5 883.9 827.9 add: Deferred debt costs 8.1 7.7 6.4 less: Financing leases (22.0) (22.0) (21.6) 888.5 927.7 814.3 Net debt$ 868.5 $ 866.9 $ 766.1 Reconciliation of Free Cash Flow Q2 2019 Q1 2020 Q2 2020 Cash from operations$ 44.1 $ 12.1 $ 109.0 Additions to property, plant and equipment (36.8) (10.5) (7.3) Free cash flow$ 7.3 $ 1.6 $ 101.7 Page 21 © Clearwater Paper Corporation 2020

Major Maintenance Schedule ($ in millions) $30 $24 $23 - $27 $22 Arkansas $18 $20 $7 $15 - $20 $7 $18 Idaho Idaho $15 $17 $10 None None 2015 2016 2017 2018 2019 2020e1 2021e 1 2022e 1 Q1 Q2 Q3 Q4 Total 1 This information is based upon management’s current expectations and estimates, as well as historical averages. Many factors are outside the control of management, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2. Page 22 © Clearwater Paper Corporation 2020